SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): July 5, 2018 (July 3, 2018)

SHINECO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37776	52-2175898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1001, Building T5,
DaZu Square, Daxing District,
Beijing, People’s Republic of China

(Address of principal executive offices)

Registrant’s telephone number, including area code: (+86) 10-87227366

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

ITEM 1.02.	Termination of a Material Definitive Agreement

On July 3, 2018, Shineco, Inc., a Delaware corporation (the “Company”) and IFG Opportunity Fund LLC, a Georgia limited liability company (“Stockholder”) entered into a termination agreement, dated July 3, 2018 (the “Termination Agreement”) effective as of July 3, 2018, to terminate the following two agreements, the Purchase Agreement (defined below) and the Registration Rights Agreement (defined below). The Company and the Stockholder, on January 23, 2018, entered into a certain common stock purchase agreement for the option of the Company to direct Stockholder to purchase up to a total of $15,000,000 of shares (the “Equity Line”) of the Company’s common stock (the “Purchase Agreement”). The Company and the Stockholder, on January 23, 2018, entered into a Registration Rights Agreement for certain registration rights in connection with the Purchase Agreement (the “Registration Rights Agreement”). Pursuant to the Purchase Agreement, the Company issued to the Stockholder an additional 200,000 shares of the Company’s common stock (the “Commitment Shares”) as consideration for the Stockholder to enter into the Purchase Agreement.

On November 21, 2017, the Company had filed with the SEC a registration statement on Form S-3 (File No. 333-221711) which was declared effective on December 19, 2017 (the “Shelf Registration Statement”). The Shelf Registration Statement utilizes a shelf registration process under which the Company may, from time to time, sell up to $25,000,000 in the aggregate of common stock and other types of securities as specified in the Shelf Registration Statement. The Company had filed a prospectus supplement to the Shelf Registration Statement on January 26, 2018 to cover the resale of the Commitment Shares and the securities to be sold pursuant to the Equity Line by and on behalf of the Stockholder.

As of the date of this current report, no shares pursuant to the Equity Line have been issued to the Stockholder by the Company (except for the Commitment Shares). As such, as of the date of this current report, except for the Commitment Shares, no other securities of the Company have been issued pursuant to the Shelf Registration Statement and prospectus supplement.

The Termination Agreement provides that all rights, duties, obligations, or liabilities arising thereunder or relating thereto the Purchase Agreement and the Registration Rights Agreement are terminated.

Attached as Exhibit 99.1 is the Termination Agreement, which is incorporated into this Item 1.02 by reference.

Section 9 – Financial Statements and Exhibits

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit Number	Description
99.1	Termination Agreement, dated as of July 3, 2018, between Shineco, Inc. and IFG Opportunity Fund LLC.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHINECO, INC.

By:	/s/ Yuying Zhang
Name:	Yuying Zhang
Its:	Chief Executive Officer

Dated: July 5, 2018

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